Exhibit 99.1
Merrill Lynch Leveraged Finance Conference November 14, 2006 (r)

Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward- looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward- looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Select Medical Overview

Company Overview Select Medical Corporation Revenue: $1,863.7 million Adjusted EBITDA: $314.0 million Specialty Hospitals 93 Long-term acute care hospitals 4 Inpatient Rehabilitation hospitals Revenue: $1,389.0 million Adjusted EBITDA: $290.3 million Outpatient Rehabilitation 605 clinics (537 owned/68 managed) Revenue: $470.3 million Adjusted EBITDA: $62.5 million Note: All financial data for the twelve months ended September 30, 2006, as adjusted for discontinued operations Total Adjusted EBITDA includes corporate expenses

Business Strategy Implement transition strategy for long-term acute care hospitals focused on consolidation and relocation Generate a pipeline of new development and acquisition opportunities Maintain a conservative financial strategy/debt reduction

Hospital 0.75 Outpatient 0.25 Other Balanced Business and Payor Mix Revenue By Business Medicare 0.54 Commercial/Other 0.44 Commercial/ Other Medicaid 0.02 Revenue By Payor Commercial/ Other 44% Note: For twelve months ended September 30, 2006 Medicaid 2% Outpatient Rehab 25% Specialty Hospitals 75% Medicare 54%

Specialty Hospitals

Specialty Hospital Industry Approximately 320 hospitals Approximately 150 Freestanding Approximately 170 Hospitals within Hospitals (HIH) Medically complex patient - Average length of stay > 25 days $2.5-$3.0 billion industry with 4.8% CAGR over past 5 years LTAC Hospitals Approximately 220 hospitals and 1,000 hospital units Patients with debilitating injuries requiring intensive rehabilitation care > 3 hours daily The market size for Inpatient Rehabilitation Facilities ("IRFs") in 2003 was approximately $ 8.0 - $10.0 billion Inpatient Rehabilitation Note: Acute medical rehabilitation hospitals are certified as Inpatient Rehabilitation Facilities under Medicare

Specialty Hospital Payor Mix Medicare 0.7 Medicaid 0.02 Commercial/Other 0.28 Commercial/ Other Medicare 70% Medicaid 2% Commercial/ Managed Care 28% Note: For twelve months ended September 30, 2006

Specialty Hospital Adjusted EBITDA & Margin Line 1 Line 2 Line 3 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 0.113 70.9 2003 0.172 145.7 2004 0.217 236.2 2005 0.224 307.3 YTD 9/30/06 0.208 218.2 Note: Adjusted for discontinued operations ($ in millions)

LTACH Regulatory Environment HIH rule (4 Yr. Phase-in) DRG Reweighting PPS (4 Yr. Phase-in) (Select accelerated) Reduction of Budget Neutrality (0.5%) Market Basket (3.4%) FUTURE Patient/Facility Based Criteria 10/02 10/04 7/05 10/05 7/06 SSO (short stay outlier) change 10/06 DRG Reweighting 1/07 9/06 HR 6236 LTACH Improvement Act Additional quota regs?

LTACH Transition Plan 4 Year Phase-In (2005-2009) Strategic Options A. Stay in current location B. Relocate ( to alternative leased space) C. Consolidate/buy/build D. Close

New Facilities Moved October 2005 53 bed freestanding hospital (from 40 bed HIH) Moved March 2006 56 bed freestanding hospital (from 38 bed HIH) SSH - Jackson SSH - Houston West

New Facilities Moved two HIH's June 2006 and one August 2006 Others to move by end of 2007 Phase 1 - 60 bed freestanding- 150 bed freestanding hospital when completed (was 5 HIH's with 141 total beds) Move scheduled Q1 '07 60 bed freestanding hospital (currently 35 bed HIH) SSH - Columbus SSH - Evansville

New Development Construction LTACH Commencement Beds Orlando, FL (CON) Q4 '05 40 Tallahassee, FL (CON) Q4 '05 29 Rochelle Park, NJ (CON) Q1 '06 62 Gainesville, FL (CON) Q2 '06 44 Palm Beach, FL (CON) Q4 '06 60 Pensacola, FL (CON) Q4 '06 54 Springfield, MO (CON) Q1 '07 44 Rehab Frisco, TX Q1 '07 44 Denton, TX Q1' 07 44

Outpatient Rehabilitation

Outpatient Rehabilitation Industry Outpatient Rehabilitation Industry $35+ billion industry(1) CAGR of 5% since 1992(2) Growth driven by increasing demand Frequency of usage spurs consistent demand Predominantly commercial pay Limited exposure to government reimbursement (1) Source: Dorland's Biomedical, Medical & Healthcare Marketplace Guide 2001-2002 (2) Source: SMG Marketing Group Inc., SMG's Rehabilitation Centers Database, September 1999 (2) Source: SMG Marketing Group Inc., SMG's Rehabilitation Centers Database, September 1999 (2) Source: SMG Marketing Group Inc., SMG's Rehabilitation Centers Database, September 1999

Outpatient Rehabilitation Payor Mix Commercial/Managed Care 67 Capitation 2 Medicare 10 Commercial/ Other Workers Comp. 21 Commercial/ Managed Care 67% Workers Comp. 21% Medicare/Medicaid 10% Capitation 2% Note: For twelve months ended September 30, 2006 and adjusted for discontinued operations

Outpatient Clinics Legend Text Inpatient 1998 115 1999 658 2000 679 2001 717 2002 737 2003 790 2004 741 2005 714 Q3 2006 605 Select Outpatient Rehabilitation Clinics NovaCare Acquisition Represents total clinics owned and operated through management arrangements Kessler Acquisition CBI Sale

Outpatient Adjusted EBITDA Margin 2000 2001 2002 2003 2004 2005 YTD 9/30/06 Select 0.157 0.173 0.167 0.142 0.146 0.137 0.138 Note: Outpatient Adjusted EBITDA Margins are adjusted in 2005 and YTD 9/30/06 to reflect discontinued operations from the sale of CBI.

Outpatient Business Strategy Continue to focus on providing high quality care and service Establish critical mass in specific geographic locations which will allow the Company to: Leverage commercial payors Efficiently utilize the Company's workforce Continue to close unprofitable clinics and clinics that do not meet Select's outpatient strategy

Financial Performance

Revenue Inpatient Outpatient Other 1999 307.5 141.7 6.8 2000 378.9 416.8 10.2 2001 503.1 440.8 15.1 2002 625.2 485.1 16.2 2003 849.26 478.553 13.844 2004 1089.538 498.83 13.156 2005 1370.32 480.711 7.411 LTM 9/30/06 1389 470.3 4.4 Revenue Growth Net Revenue ($ in millions) Note: 2003-LTM 2006 have been adjusted to exclude discontinued operations related to the sale of CBI in March 2006

EBITDA Specialty Outpatient Other 1999 25.88927568 16.35472432 2000 37.13647813 54.53352187 2001 48.22833126 63.78966874 2002 59.35087576 67.92812424 2003 120.793 55.05 2004 200.657 60.799 2005 271.639 58.295 LTM 9/30/06 258.4 55.6 Adjusted EBITDA Growth Adjusted EBITDA ($ in millions) Note: 2003-LTM 2006 have been adjusted to exclude discontinued operations related to the sale of CBI in March 2006

Receivables Management Legend Text Inpatient Outpatient 1999 119 2000 85 2001 77 2002 73 2003 52 2004 48 2005 52 Q3 '06 51 Days Sales Outstanding Note: Calculation based on trailing quarter average daily revenue at measurement period

Free Cash Flow (1) Excluded from Operating Cash Flow is $186.0 million in cash expenses related to the leveraged buyout

Merrill Lynch Leveraged Finance Conference November 14, 2006 (r)